Corporate presentation JANUARY 2020 Exhibit 99.1

Forward-Looking Statements and Risk Factors This presentation and the accompanying oral commentary contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies, and objectives of management for future operations, including our clinical development and commercialization plans; any projections of financial information; any statement about historical results that may suggest trends for our business; any statement of expectation or belief regarding future events; potential markets or market size, technology developments, our clinical product pipeline, clinical data or the implications thereof, enforceability of our intellectual property rights, competitive strengths or our position within the industry; any statements regarding the anticipated benefits of our collaborations or other strategic transactions; and any statements of assumptions underlying any of the items mentioned. These statement are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many risks and uncertainties, including but not limited to, risks associated with: the success, cost and timing of our product development activities and clinical trials; our ability to obtain regulatory approval for and to commercialize our product candidates; our ability to establish a commercially-viable manufacturing process and manufacturing infrastructure; regulatory requirements and regulatory developments; the effects of competition and technological advances; our dependence on third-party collaborators and other contractors in our research and development activities, including for the conduct of clinical trials and the manufacture of our product candidates; our ability to obtain, maintain, or protect intellectual property rights related to our product candidates; among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our periodic filings filed from time to time with the Securities and Exchange Commission. Unless as required by law, we assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations. All of Unum Therapeutics (“Unum”) product candidates are investigational product candidates and their safety and efficacy have not yet been established. Unum has not obtained marketing approval for any product, and there is no certainty that any marketing approvals will be obtained or as to the timelines on which they will be obtained. Any data pertaining to Unum product candidates is interim data and may include investigator-reported interim data for which Unum has not yet independently reviewed the source data. The interim data may not be representative of the final results that may be obtained in the corresponding trials and results from earlier trials may not be representative of results obtained in later trial or pivotal trials.

Cancers are notorious for developing ways to suppress, evade and attack the body’s natural defense systems, rendering many therapies ineffective. Unum Therapeutics is focused on developing cures for patients with solid tumors through cell therapy approaches designed to improve the body’s immune response to cancer.

Experienced Leadership Team Unum’s leadership possesses biotech and large pharma drug development experience and deep scientific expertise in cancer immunotherapy GEOFFREY HODGE Chief Technical Officer CHUCK WILSON, Ph.D. President and CEO ERIN SCHELLHAMMER VP, People SETH ETTENBERG, Ph.D. Chief Scientific Officer HEATHER HUET, Ph.D. VP, Program Leadership & Portfolio Management JESSICA SACHS, M.D. Chief Medical Officer MERT AKTAR VP, Corporate & Business Development MATTHEW OSBORNE Chief Financial Officer SARA SALTZMAN VP, Regulatory Affairs

Novel Technologies Designed to Improve T Cell Functionality and Targeting Bolt-On Chimeric Receptor (BOXR): Overcoming Tumor Immunosuppression Antibody-Coupled T Cell Receptor (ACTR): Selective Tumor Targeting

BOXR Technology: Overcoming the Solid Tumor Microenvironment (TME) BOXR program candidates are designed to overcome the suppressive effects of the TME, including: Competition for metabolites Exhaustion due to chronic stimulation Resistance to immunosuppressive cell types Novel bolt-on transgenes coupled with different targeting receptors to potentially yield multiple product candidates

ACTR Technology: Next Generation Cell Therapy Tumor-specific antibodies form a bridge between tumor cell antigens and ACTR receptors to drive T cell attack ACTR uses components from naturally-occurring immune receptors ACTR T cells drive selective tumor cell attack while sparing normal tissue

A Focused Plan to Treat More Cancers BOXR (CAR) ROR1+ cancers (ovarian, breast, others) DISCOVERY BOXR (ACTR) Undisclosed BOXR (ACTR) Undisclosed PHASE 1 ACTR707+ trastuzumab HER2+ cancers (breast, gastric, others) ACTR707+ rituximab CD20+ B cell NHL PRE-CLINICAL BOXR1030 GPC3+ cancers (liver, lung, others) SOLID TUMOR CANCERS STRATEGIC FOCUS HEMATOLOGIC CANCERS OPPORTUNISTIC

BOXR1030: GOT2 Transgene + GPC3 CAR


TRANSGENE LIBRARY
BOXR
GOT2 Transgene
GPC3 CAR
CAR
or
ACTR
or
TCR
TUMOR TARGETING RECEPTOR

- Glutamic-oxaloacetic transaminase 2 (GOT2) is a critical mitochondrial enzyme for cell survival, proliferation and differentiation
- Glypican-3 (GPC3) is highly expressed in several solid tumor types; not in normal tissues
- BOXR1030 T cells have improved metabolism and function, yielding superior activity in xenograft animal models compared to parental CAR T[1]

[1] Whiteman, KR et al. Co-expression of the Metabolic Enzyme GOT2 with a GPC3-Targeted CAR-T Overcomes Challenges of the Solid Tumor Microenvironment, Substantially Improving Therapeutic Efficacy in Solid Tumor Xenografts, SITC 2019

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BOXR1030: Targeting GPC3+ Cancers GPC3 a validated target; potential to improve upon current clinical programs GPC3 is highly expressed in several solid tumor types, not in normal tissues INDICATION %GPC3+ HCC 75 Lung SqCC 55 Lung SCLC 20 Lung Adeno 12 Cervical 20 Gastric 20 Ovarian 12 In clinical studies to date, GPC3-targeted therapies were well-tolerated but demonstrated limited activity Codrituzumab (Chugai/Roche anti-GPC3 antibody)1,2 Phase 1: improved time to progression (TTP) in GPC3-high patients Phase 2: (unselected patients) did not meet efficacy endpoints LUNG (SQUAMOUS) LUNG (NORMAL) Aviel-Ronen S, et al. Modern Pathology. 2008. weeks PFS 1. Zhu AX, et al. Clin. Cancer Res. 2013 2. Abou-Alfa GK, et al. J. Hepatology. 2016.

GOT2: A Regulator of Cellular Metabolism GOT2 is a critical enzyme for cell survival, proliferation and differentiation BETTER T CELL FUNCTION IMPROVED METABOLISM POTENT ANTI-TUMOR ACTIVITY GOT2 BOLT-ON

BOXR1030: Improving T Cell Metabolism in the TME

GOT2 BOLT-ON → **IMPROVED METABOLISM** → BETTER T CELL FUNCTION → POTENT ANTI-TUMOR ACTIVITY

Metabolic profiling reveals enriched metabolites in BOXR1030 consistent with GOT2 enzymatic activity



Aspartate
GSH
Alanine
GSSG
2.0
1.5
1.0
0.5
0.0
0.0
0.5
1.0
1.5
2.0
Baseline (BOXR : CAR)
Stimulated (BOXR : CAR)

BOXR1030's unique transcriptional profile indicates improved metabolism and better stress response



GPC3 CAR
BOXR1030

Pathways with differential expression

Metabolism
- Fatty acid metabolism
- Adipogenesis
- Oxidative phosphorylation
- MTOR signaling
- Glycolysis

Response to Stress
- NFKB signaling
- Unfolded protein response
- G2M checkpoint

Whiteman, KR et al. Co-expression of the Metabolic Enzyme GOT2 with a GPC3-Targeted CAR-T Overcomes Challenges of the Solid Tumor Microenvironment, Substantially Improving Therapeutic Efficacy in Solid Tumor Xenografts, SITC 2019

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BOXR1030: Overcomes T Cell Exhaustion and Improves Function in Preclinical Studies BOXR T cells in the tumor display less exhaustion BOXR T cells in the tumor retain function BOXR1030 activation only occurs at tumor site TUMOR Spleen CD69 (gMFI) 800 600 400 200 0 BOXR1030 GPC3 CAR 60 40 20 0 PD1+Tim3+ (%) BOXR1030 GPC3 CAR 1.5 1.0 0.5 0 IFN Whiteman, KR et al. Co-expression of the Metabolic Enzyme GOT2 with a GPC3-Targeted CAR-T Overcomes Challenges of the Solid Tumor Microenvironment, Substantially Improving Therapeutic Efficacy in Solid Tumor Xenografts, SITC 2019 POTENT ANTI-TUMOR ACTIVITY BETTER T CELL FUNCTION IMPROVED METABOLISM GOT2 BOLT-ON (pg/mL/cell)

BOXR1030: Reduced Tumor Burden in Mouse Xenografts

GOT2 BOLT-ON → IMPROVED METABOLISM → BETTER T CELL FUNCTION → **POTENT ANTI-TUMOR ACTIVITY**



Control
GPC3 CAR T
BOXR1030
TME Characteristics (Cell Line)
Chronic Stimulation
(Hep3B)
Low Glucose
(JHH7)
PD-L1 High and
Low Glucose
(NCI-H446)
Tumor Volume (mm³)
Day
1500
1000
500
0
0 10 20 30 40 50

Addition of the GOT2 transgene resulted in complete tumor regressions with GPC3-targeted T cells

Whiteman, KR et al. Co-expression of the Metabolic Enzyme GOT2 with a GPC3-Targeted CAR-T Overcomes Challenges of the Solid Tumor Microenvironment, Substantially Improving Therapeutic Efficacy in Solid Tumor Xenografts, SITC 2019

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Unum’s Bolt-On genes can yield multiple novel candidates from: Different Targeting Receptors CAR ACTR TCR Different Immune Cells ⍺β T cells γδ T cells NK cells Different Cell Sources Circulating patient cells (autologous) Donor-derived cells (allogeneic) Tumor infiltrates (e.g., TILs) BOXR Platform: Potential for Broad Pipeline Expansion Bolt-On genes designed to improve T cell functionality in solid tumors can be readily incorporated into different cell therapy products

BOXR 1030/Platform Next Steps BOXR1030 GMP viral and T cell process development in progress Preclinical characterization of activity and preliminary safety studies conducted Clinical plan/protocol in preparation On track for IND filing in late 2020 BOXR PLATFORM Targeting ROR1 to address unmet need in triple negative breast cancer, ovarian and other indications Targeting multiple undisclosed solid tumor indications using proprietary antibodies

ACTR: Antibody-Coupled T Cell Receptor

Autologous engineered T cell therapy designed to combine the cell-killing ability of T cells and the tumor-targeting ability of antibodies to exert potent antitumor activity

Structure

NK Fc receptor ectodomain linked to standard CAR signaling components


Tumor-specific mAb
CD16 (F_c receptor)
extracellular
intracellular
costimulation (e.g., CD28)
CD3ζ

Mechanism


ACTR


Lymphoma
Breast cancer
Neuroblastoma
90
70
50
30
10
control
ACTR
rituximab
trastuzumab
anti-GD2
TARGETING ANTIBODY

Kudo et al., "T lymphocytes expressing a CD16 signaling receptor exert antibody-dependent cancer cell killing," Cancer Res. 74:93-103 (2014)

Clinical Proof-of-Concept

Preliminary anti-tumor activity in the context of a favorable tolerability profile demonstrated with ACTR707+rituximab in CD20+ NHL (*Flinn et al. ASH 2018*)


BASELINE
CYCLE 3

Representative image of complete response in DLBCL subject treated with 5 prior therapies including ASCT

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Proof Of Concept: Anti-tumor Activity R/R NHL Treatment with ACTR707 and rituximab generated robust clinical responses without T cell mediated toxicities of CRS or severe neurotoxicity Of 8 CRs, 6 were ongoing at last scan (4 >6 mos and 2 <6 mos); 2 progressed prior to the 6 month timepoint Potent anti-tumor activity including complete responses in initial cohorts of ATTCK-20-03 LONG-TERM ACTR PERSISTENCE IN R/R NHL PATIENTS BEST RESPONSE‡, n Cohort 1 (n=6) Cohort 2 (n=3) Cohort 3 (n=5) Cohort 4‡ (n=6) Cohorts 1-4 (n=20) Complete Response 3 1 2 2 40% (8/20) Partial Response 0 1 2 0 15% (3/20) Stable Disease 0 0 0 1 5% (1/20) Indeterminate Response 1 0 0 0 5% (1/20) Progressive Disease 2 1 1 3 35% (7/20) Best Overall Response Rate 50% (3/6) 67% (2/3) 80% (4/5) 33% (2/6) 55% (11/20) ACTR707+ T cells administered, median (range) 29M (23-38M) 35M (30-50M) 55M (45-55M) 83M (65-100M) * R/R defined as PD as best response to any line of prior therapy or relapse ≤ 12 months post ASCT ‡ data cut Nov 2019

R/R NHL: Safety Data for Cohorts 1–4 ACTR707 in combination with rituximab was well-tolerated in initial cohorts of ATTCK-20-03 No dose-limiting toxicities (DLTs), no cytokine-release syndrome (CRS) or severe neurotoxicity events reported ACTR707 Preliminary Phase 1 trial safety results in r/r NHL (Cohorts 1-4) Cohort 1 (n=6) Cohort 2 (n=3) Cohort 3 (n=5) Cohort 4 (n=6) Dose-limiting toxicities 0 0 0 0 Severe neurologic events (≥ Gr3) 0 0 0 0 CRS (any grade) 0 0 0 0 ACTR707-related SAEs 1 2 0 1 Febrile Neutropenia 1 1 0 1 Cytopenia 0 1 0 0 CRS = Cytokine Release Syndrome Data cutoff: Nov 2019

ACTR707: Optimized for Solid Tumors ACTR707 was discovered by screening 100+ ACTR constructs for improved potential in solid tumors Selective for on-tumor attack, sparing normal tissues with low levels of antigen expression tumor cell lines (HER2 high) normal tissue cells (HER2 low) ACTR + trastuzumab HER2 CAR ACTR + trastuzumab ACTR Alone Vehicle trastuzumab Her2 CART Potent, T cell-directed anti-tumor activity, versus trastuzumab alone

ATTCK-34-01: ACTR707 + TRASTUZUMAB in HER2+ Tumors

Significant unmet need in advanced HER2+ tumors, with opportunities for better treatment options

>10,000 patients (U.S.) with HER2+ breast or gastric cancers have exhausted current standard of care

>2,000 eligible patients (U.S.) with HER2+ NSCLC, bladder, head & neck, or colorectal cancer (no HER2-targeted agents currently approved for these indications)

EXPANSION: Move to earlier lines

Current standard: CR rate <10%[3]
ACTR target: Standard of care for newly diagnosed patients

CURATIVE POTENTIAL: Durable complete responses

Current standard: CR rate 0-6%[2]
ACTR target: Durable CRs are a reality

ENTRY: Address 3rd Line + Patients

Current standard: mPFS of 3-6 months[1]
ACTR target: PFS measured in years, not months

[1] PFS = Progression-free survival. Range based on trastuzumab + chemo in 3rd+ line patients from SOPHIA, HER2CLIMB, and TH3RESA studies. [2] CR = Complete response. Range observed in SOPHIA, HER2CLIMB, TH3RESA, DESTINY-Breast01, and lapatinib studies. [3] Includes addition of EMILIA, CLEOPATRA, and MARIANNE studies

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ATTCK-34-01: Phase 1 Trial of ACTR707 in HER2+ Tumors

Open label phase 1 adaptive dose-escalating study to define optimal ACTR707 cell dose and trastuzumab dose; patients treated with 3 days of lymphodepleting chemotherapy (fludarabine + cyclophosphamide)

ELIGIBILITY
- Advanced HER2 (3+) solid tumor malignancy, adequate prior therapy including HER2 directed therapy if available

OBJECTIVES
- Demonstrate safety, tolerability, clinical response and determine recommended Phase 2 dose

STATUS
- Completed enrollment in Cohort 1
- Completing additional site activations

NEXT STEPS
- Report enrollment status, preliminary safety data 1Q 2020
- Report dose escalation safety/clinical response data during 2020

Enrolled **n = 5**		DOSE ESCALATION **n = 3–6**						EXPANSION **n = 36**
COHORT 1		**COHORT 2**		**COHORT 3**		**COHORT 4**		
1.0 mg/kg^ Ab	25M cells	1.0–2.0 mg/kg^ Ab	25M cells	1.0–2.0 mg/kg^ Ab	50M cells	1.0–2.0 mg/kg^ Ab	100M cells	RP2D

[1] PFS = Progression-free survival. Range based on trastuzumab + chemo in 3rd+ line patients from SOPHIA, HER2CLIMB, and TH3RESA studies. [2] CR = Complete response. Range observed in SOPHIA, HER2CLIMB, TH3RESA, DESTINY-Breast01, and lapatinib studies. [3] Includes addition of EMILIA, CLEOPATRA, and MARIANNE studies

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ATTCK-34-01: Planned Efficacy/Biomarker Readouts EFFICACY MEASURES Overall response rate per iRECIST, duration of response, progression-free survival, overall survival BIOMARKERS Persistence of ACTR by flow cytometry and qPCR ACTR phenotype and function Inflammatory markers and cytokines/chemokines after ACTR T cell product administration Trastuzumab pharmacokinetics (PK) Post-treatment biopsy analysis

Value-Creating Milestones PROGRAM INDICATION EVENT TIMING ACTR707/087 r/r NHL Safety/efficacy data from Phase 1 trials (ATTCK-20-2, ATTCK-20-03) ✓ ACTR707 HER2+ tumors Preliminary safety data from Cohort 1 from Phase 1 trial (ATTCK-34-01) 1Q 2020 ACTR707 r/r NHL Cohorts 5 & 6 data from Phase 1 trial (ATTCK-20-03) 2020 ACTR707 HER2+ tumors Safety/efficacy data from dose cohorts from Phase 1 trial (ATTCK-34-01) 2020 BOXR1030 GPC3+ tumors File Investigational New Drug (IND) application 4Q 2020 BOXR/ACTR Solid tumors Advance new preclinical programs 2020

A Focused Plan to Treat More Cancers BOXR (CAR) ROR1+ cancers (ovarian, breast, others) DISCOVERY BOXR (ACTR) Undisclosed BOXR (ACTR) Undisclosed PHASE 1 ACTR707+ trastuzumab HER2+ cancers (breast, gastric, others) ACTR707+ rituximab CD20+ B cell NHL PRE-CLINICAL BOXR1030 GPC3+ cancers (liver, lung, others) SOLID TUMOR CANCERS STRATEGIC FOCUS HEMATOLOGIC CANCERS OPPORTUNISTIC

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